DELAWARE GROUP® TAX-FREE FUND

Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR MUTUAL FUNDS

Delaware National High-Yield Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, and Class C Prospectus
dated December 29, 2009

The following replaces footnotes 6 and 8 under the table entitled, "What are the Funds’ fees and expenses?" in the section entitled, "Fees and expenses” on page 16:

6
The Funds' investment manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.56%, 0.60%, and 0.60%, of the average daily net assets of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively, from January 1, 2010 until such time as the voluntary expense cap is discontinued. After giving effect to the investment manager's voluntary waiver and the distributor's contractual waiver (see footnote 8), the total annual fund operating expenses for Delaware Tax-Free USA Fund's Class A, Class B, and Class C shares are 0.80%, 1.56%, and 1.56%, respectively, the total annual fund operating expenses for Delaware Tax-Free USA Intermediate Fund's Class A, Class B, and Class C shares are 0.75%, 1.60%, and 1.60%, and the total annual fund operating expenses for Delaware National High-Yield Municipal Bond Fund's Class A, Class B, and Class C shares are 0.85%, 1.60%, and 1.60%. These fee waivers and expense reimbursements apply only to expenses paid directly by each Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect the investment manager's voluntary expense cap.

8
The Funds' distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit Delaware Tax-Free USA Intermediate Fund's Class A shares 12b-1 fee from January 1, 2010, through December 31, 2010, to no more than 0.15% of its average daily net assets.

Please keep this Supplement for future reference.

This Supplement is dated January 7, 2010.